UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                             __________________


                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     September 18, 2006
                                                     -------------------------

                           First Bancshares, Inc.
------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

          Missouri                 0-22842                    43-1654695
------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission                 (I.R.S. Employer
     of Incorporation)          File Number)               Identification No.)

 142 East First Street, Mountain Grove, Missouri                 65711
------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code   (417) 926-5151
                                                     -------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 19, 2006, First Bancshares, Inc. ("Company") issued a press release regarding the departure of Susan J. Uchtman, Chief Financial Officer of the Company and its financial institution subsidiary, First Home Savings Bank ("Bank"), effective immediately. James W. Duncan will serve as the interim Chief Financial Officer of the Company and the Bank until a qualified replacement for Ms. Uchtman is found by the Boards of Directors of the Company and the Bank. For further information see the Company's press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits

            99.1  News Release of First Bancshares, Inc. dated September 19,
                  2006.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 19, 2006           FIRST BANCSHARES, INC.

                                   James W. Duncan
                                   --------------------------------------
                                   James W. Duncan
                                   President and Chief Executive Officer

                                 Exhibit 99.1

                     News Release Dated September 19, 2006

                          **FOR IMMEDIATE RELEASE**

                            FIRST BANCSHARES, INC.
                   ANNOUNCES RESIGNATION OF SENIOR OFFICER

Mountain Grove, Missouri (September 19, 2006)   First Bancshares, Inc. (Nasdaq
- FstBksh: "FBSI") (the "Company"), the parent company of First Home Savings Bank, Mountain Grove, Missouri ("Bank"), today announced that Susan J. Uchtman, Chief Financial Officer of the Company and of the Bank has left her positions with the Company, the Bank and its affiliated entities effective immediately. A qualified replacement for Ms. Uchtman is being sought by the
Boards of Directors of the Company and the Bank.   Until a qualified
replacement is found, James W. Duncan will assume Ms. Uchtman's management duties and responsibilities.

First Home Savings Bank is an FDIC-insured savings bank chartered by the State of Missouri that conducts business from its home office in Mountain Grove, Missouri and tene full service branch facilities in Marshfield, Ava, Gainesville, Sparta, Theodosia, Crane, Galena, Kissee Mills, Rockaway Beach and Springfield, Missouri.

At June 30, 2006, First Bancshares, Inc. had consolidated total assets of $228.4 million and stockholders' equity of $26.3 million.

Forward-looking statements:
Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are made pursuant to the safe harbors of the PSLRA. Any such forward-looking statements are subject to various risks and uncertainties and are therefore qualified by First Bancshares, Inc.'s cautionary statements contained in its filings with the Securities and Exchange Commission, including, but not limited to Annual Reports on Form 10-KSB, Quarterly Reports
on Form 10-QSB and Current Reports on Form 8-K.   Accordingly, these factors
should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statements.


For additional information contact James W. Duncan at (417) 926-5151.